Exhibit 99.1

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

I.WARRANT TO PURCHASE COMMON STOCK

II.of
NORTHWEST BIOTHERAPEUTICS, INC.

No. BW-2016-1	[•], 2016

Aggregate Exercise Amount: $18,385,646.44

THIS CERTIFIES THAT, for value received, Cognate BioServices Inc., and/or its assigns (the “Holder”), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office in Bethesda, Maryland (the “Company”), such number of Exercise Shares as provided herein at the Exercise Price as provided herein. This Warrant is being issued pursuant to the terms of that certain Stock Conversion Agreement, of even date herewith, by and among the Company and Holder (the “Agreement”).

1.	Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement, as applicable. As used herein, the following terms shall have the following respective meanings:

(a)           “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

(b)           “Exercise Period” shall mean the period commencing on the date of issuance of this Warrant and ending five (5) years after the date of issuance of this Warrant.

(c)           “Exercise Price” of this Warrant shall be Four Dollars ($4.27) per share.

(d)           “Exercise Share” shall mean each of the fully paid and non-assessable shares of Common Stock for which this Warrant is exercisable. The number of Exercise Shares shall initially be 4,305,772.

2.	Exercise of Warrant.

2.1	Vesting and Exercise. This Warrant will be fully vested and exercisable upon issuance. The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)           an executed Notice of Exercise in the form attached hereto;

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(b)           payment of the Exercise Price by wire transfer of immediately available funds, subject to Paragraph 2.2 below; and

(c)           this Warrant.

2.2	Net (Cashless) Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)

           A

Where X = the number of Exercise Shares to be issued to the Holder

Y = the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A = the fair market value of one Exercise Share (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.2 in connection with a public offering of Common Stock, the fair market value per share shall be the per share offering price to the public in such public offering.

2.3	Delivery of Exercise Shares.

(a)           Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or Holder’s designee(s), shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

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(b)           The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.	Covenants of the Company

3.1	Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, then, in addition to such other remedies as may be available to Holder, the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2	Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the applicable date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

3.3	No Impairment. The Holder’s rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder’s prior written consent.

3.4	Piggyback Registration Rights. The Holder will be entitled to “piggy-back” registration rights with respect to the Exercise Shares that are issued pursuant to any exercise of this Warrant, to the extent that capacity is available in a registration as determined by the Company in its commercially reasonable discretion.

4.	Representations of Holder.

4.1	Acquisition of Warrant for Personal Account. The Holder represents and warrants, as of the date hereof, that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares, or any part thereof, except in compliance with applicable federal and state securities laws. The Holder also represents and warrants that the all legal and beneficial interests in the Warrant and the Exercise Shares which the Holder is acquiring are being acquired for, and will be held for, its account only.

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4.2	Securities Are Not Registered.

(a)           The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder represents and warrants that it has no such present intention.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

4.3	Disposition of Warrant and Exercise Shares. The Holder understands and agrees that any Exercise Shares issued pursuant to exercise of this Warrant will not be registered at the time of issuance, and all certificates evidencing the Shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

4.4	Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.	Adjustment of Exercise Price and Exercise Shares. In the event of changes in the Common Stock by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, except in each case for transactions to which the next paragraph applies, the aggregate number of Exercise Shares then available under the Warrant and the Exercise Price thereof shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the same shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

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In case of the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other organization where the Company is not the surviving corporation (other than a wholly-owned subsidiary of the Company) or any other transaction to which the Company is a party in which more than 50% of the Company’s voting power to elect directors is disposed of, then, and in each such case, as a part of such transaction, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon the due exercise of this Warrant, the number of shares of stock or other securities or property of the successor organization resulting from such transaction that a holder of the securities deliverable upon exercise of this Warrant would have been entitled to receive in such transaction if this Warrant had been exercised immediately before such transaction. The foregoing provisions of this Section 5 shall similarly apply to successive transactions and to the stock or securities of any other organizations that are at the time receivable upon the exercise of this Warrant.

The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant or the type of securities receivable upon exercise of this Warrant. Notwithstanding the foregoing, no adjustment shall cause the Exercise Price to be less than the par value of an Exercise Share.

6.	Notice to Holder Prior to Certain Actions. In case of any action by the Company that would require an adjustment pursuant to Section 5, then (unless notice of such event is otherwise required pursuant to another provision of this Agreement) the Company shall deliver to the Holder a notice stating the date on which a record is to be taken for the purpose of such action by the Company or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company, which notice shall be provided to the Holder as promptly as possible but in any event at least five days prior to such record date or determination date, as applicable. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company.

7.	Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, at its election, issue a fractional share or, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

8.	Transfer of Warrant. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder and permitted under applicable securities laws. The transferee shall sign a customary investment letter in form and substance reasonably satisfactory to the Company.

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9.	Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnification by the Holder or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a replacement Warrant of the same denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Upon the issuance of any such replacement Warrant, the original Warrant shall become null and void without the necessity of any further action on the part of the Company.

10.	Amendment. Any term of this Warrant may be amended or waived only with the advance written consent of the Company and the Holder.

11.	Notices. All notices required or permitted hereunder shall be in writing and shall be effective upon delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by written notice to the other parties hereto.

12.	Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to conflicts of laws principles.

III.[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

NORTHWEST BIOTHERAPEUTICS, INC.

By:
Name:
Title:

Address:	4800 Montgomery Lane, Suite 800
Bethesda, MD 20814

ACKNOWLEDGE AND AGREED:

COGNATE BIOSERVICES, INC.

By:
Name:
Title:

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